UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2020, C-Bond Systems, Inc. (the “Company”) received notifcation from its bank that the U.S. Small Business Administration (“SBA”) approved its request for a loan pursuant to the SBA’s Paycheck Protection Program (“PPP”). The Company received a loan from Comerica Bank (“Lender”) in an aggregate principal amount of $156,200 (the “Loan”) pursuant to the SBA’s PPP under Division A, Title I of the Coronavirus Relief and Economic Security Act of 2020 (“CARES Act”). The Company plans to use the Loan proceeds for covered payroll costs, rent, and utilities in accordance with the applicable terms and conditions of the CARES Act. The Loan will help enable the Company to retain more of its employees, maintain payroll, and make lease and utility payments during the unprecedented business disruption arising from the COVID-19 global pandemic.

The Loan is evidenced by a Note dated as of April 28, 2020, issued by the Company to the Lender (the “PPP Note”), and matures two years from the date of the PPP Note. The Loan is unsecured and bears interest at a rate of 1.0% per annum. Monthly principal and interest payments will commence on November 1, 2020. The Company may prepay the principal of the Loan at any time without incurring any prepayment charges. The PPP Note contains customary events of default relating to, among other things, payment defaults or breaches of the terms of the PPP Note, bankruptcy, making materially false and misleading representations to the SBA or Lender, and material adverse changes in the Company’s financial condition or business operations. The occurrence of an event of default may require immediate repayment of all amounts outstanding under the PPP Note, collection of all amounts owing from the Company, or filing suit and obtaining judgment against the Company.

Under the terms of the CARES Act, recipients of loans under the PPP can apply for and be granted forgiveness for all or a portion of the loan granted under the PPP. Such forgiveness will be determined, subject to limitations under the PPP, based on use of loan proceeds for covered payroll costs and certain rent, utility, and mortgage interest expenses, as well as the maintenance of employee and compensation levels. Any forgiveness of the Loan will be subject to approval by the SBA and Lender and will require documentation of expenditures in accordance with the SBA requirements. No assurance is provided that the Company will obtain forgiveness of the Loan in whole or in part.

On April 29, 2020, the Company closed a Securities Purchase Agreement (the “SPA”) with an existing accredited investor (“Investor”). Pursuant to the terms of the SPA, the Company issued and sold to Investor a convertible promissory note in the aggregate principal amount of $57,750 (the “Note”), and a warrant to purchase up to 114,375 shares of the Company’s common stock (the “Warrant”) at an initial exercise price of $0.10 per share, subject to adjustment as detailed in the Warrant. On April 29, 2020, and the Company received gross proceeds of $57,500, less transaction expenses.

The SPA, Note, and Warrant have the same terms and conditions as the original securities purchase agreement, note, and warrant issued to the Investor as described in the Company’s Form 8-K filed on September 9, 2019 and incorporated herein by reference.

The SPA and Note contain customary representations, warranties and covenants, including certain restrictions on the Company’s ability to sell, lease or otherwise dispose of any significant portion of its assets. The Investor also has the right of first refusal with respect to any future equity (or debt with an equity component) offerings conducted by the Company until the 12-month anniversary of the Closing. The SPA and the Note also provide for certain events of default, including, among other things, payment defaults, breaches of representations and warranties, bankruptcy or insolvency proceedings, delinquency in periodic report filings with the Securities and Exchange Commission, and cross default with other agreements. Upon the occurrence of an event of default, the Investor may declare the outstanding obligations due and payable at significant applicable default rates and take such other actions as set forth in the Note.

The Warrant is exercisable at any time on or after the date of the issuance and entitles the Investor to purchase shares of the Company’s common stock for a period of five years from the initial date the warrants become exercisable. Under the terms of the Warrant, the holder is entitled to exercise the Warrant to purchase up to 114,375 shares of the Company’s common stock at an initial exercise price of $0.10, subject to adjustment as detailed in the Warrant.

The discussion herein regarding the PPP Note, SPA, Note and Warrant is qualified in its entirety by reference to the PPP Note, SPA, Note and Warrant attached hereto as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 herein is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 herein is incorporated into this Item 3.02 by reference. The issuance of the securities set forth herein was made in reliance on the exemption provided by Section 4(a)(2) of the Securities Act for the offer and sale of securities not involving a public offering. The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the securities by the Company; (d) the securities were not broken down into smaller denominations; (e) the negotiations for the issuance of the securities took place directly between the individual entity and the Company; and (f) the recipient of the securities is an accredited investor.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Form of Convertible Promissory Note, dated April 23, 2020, between C-Bond Systems, Inc. and Investor
4.2	Form of Common Stock Purchase Warrant, dated April 23, 2020, between C-Bond Systems, Inc. and Investor
10.1	Note dated April 28, 2020, between Comerica Bank and C-Bond Systems, Inc.
10.2	Form of Securities Purchase Agreement, dated April 23, 2020, between C-Bond Systems, Inc., and Investor

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: May 4, 2020	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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